Employee benefits	12 Months Ended
Dec. 31, 2025
Employee benefits
Employee benefits

Note 18.  Employee benefits

1.	Defined benefit plans

Pursuant to the ROC Labor Standards Law, the Company has established a defined benefit pension plan covering full-time employees in the ROC that provides retirement benefits to retiring employees based on years of service and the average salary for the six-month period before the employee’s retirement. The contributions for the defined benefit plan of the Company are administered by a pension fund monitoring committee (the “Committee”) and is deposited in the Committee’s name in the Bank of Taiwan.

As of December 31, 2025, the fair value of the plan assets deposited in the Committee’s name in the Bank of Taiwan was approximately $5.1 million and the present value of the defined benefit obligation was approximately $3 million. The Company’s employees’ retirement reserve has reached the point of supporting employees’ retirement funds, so the Company applied to the Labor Affairs Bureau of Tainan City Government to suspend contributions, which was approved. There have not been any significant market fluctuation, reduction, repayment, or other significant one-off events during the current fiscal year.

2.	Defined contribution plans

Beginning July 1, 2005, pursuant to the newly effective ROC Labor Pension Act, the Company is required to make a monthly contribution for full-time employees in the ROC that elected to participate in the Defined Contribution Plan at a rate no less than 6% of the employee’s monthly wages to the employees’ individual pension fund accounts at the ROC Bureau of Labor Insurance. Expenses recognized in 2023, 2024 and 2025, based on the contribution called for were $3,922 thousand, $3,864 thousand and $4,097 thousand, respectively.

The Company established a defined contribution plan in the United States that qualifies under Section 401(k) of the Internal Revenue Code. This plan covers substantially all employees who meet the service requirement. The Company’s contribution to the plan may be made at the discretion of the board of directors. Expenses recognized in 2023, 2024 and 2025, based on the contribution called for were $68 thousand, $80 thousand and $89 thousand, respectively.

All PRC employees participate in employee social security plans, including pension and other welfare benefits, which are organized and administered by governmental authorities. The Company has no other substantial commitments to employees. The premiums and welfare benefit contributions that should be borne by the Company are calculated in accordance with relevant PRC regulations, and are paid to the labor and social welfare authorities. Expenses recognized based on this plan were $2,390 thousand, $2,588 thousand and $2,737 thousand for the years ended December 31, 2023, 2024 and 2025, respectively.

Other foreign subsidiaries recognized pension expenses of $221 thousand, $221 thousand and $223 thousand for the years ended December 31, 2023, 2024 and 2025, respectively, for the defined contribution plans based on their respective local government regulations.

3.	Cash award

On September 26, 2023, September 26, 2024, and September 25, 2025, the Company’s compensation committee granted annual bonuses by cash payouts totaling $729 thousand, $1,035 thousand and $269 thousand, respectively to the Company’s employees among which $187 thousand, $164 thousand and $122 thousand, respectively was immediately vested on the grant date. The remainder will be equally vested at the first, second and third anniversaries of the grant date.

The amounts of cash award expenses included in applicable costs of revenues and expense categories and related tax effects are summarized as follows:

	Year ended December 31,
	2023	2024	2025

	(in thousands)
Cost of revenues	$174	60	—
Research and development	15,273	6,193	1,211
General and administrative	1,401	546	102
Sales and marketing	2,797	1,086	346
Total compensation	$19,645	7,885	1,659
Income tax benefit	$4,167	1,770	350